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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):               Commission File Number:
------------------------------------------------                -----------------------
March 31, 1998                                                  1-12994
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                             THE MILLS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                                               52-1802283
          --------                                               ----------
  (State or other jurisdiction                                 (I.R.S. Employer
of incorporation or organization)                              Identification No.)


          1300 Wilson Boulevard, Suite 400, Arlington, Virginia 22209
          -----------------------------------------------------------
              (Address of principal executive offices - zip code)


                                 (703)526-5000
                                 --------------
              (Registrant's telephone number, including area code)
          Securities registered pursuant to Section 12(b) of the Act:


         (former name or former address, if changed since last report)
                                 Not Applicable

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                              THE MILLS CORPORATION
                                    FORM 8-K
                                      INDEX


ITEM 5.  OTHER EVENTS

         The Registrant made available additional operational information concerning the Registrant, The Mills Corporation, and the properties owned or managed by it as of March 31, 1998, in the form of a Supplemental Information Package, a copy of which is included as an exhibit to this filing. The Supplemental Information package is available upon request as specified therein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Financial Statements

                  NONE.

         Exhibits:

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
                                                                  Page Number in
Exhibit No.                   Description                             Filing
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

     99.1              Supplemental Information as                      4
                       of March 31, 1998
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                                   SIGNATURES

           Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

           Dated: August 26, 1998


                                        THE MILLS CORPORATION



                                        By:  /s/ KENNETH R. PARENT
                                             ---------------------
                                             Kenneth R. Parent
                                             Executive Vice President,
                                             Chief Financial Officer, and
                                             Treasurer (Principal Financial
                                             and Accounting Officer)